Colfax Reports Fourth Quarter 2019 Results

•	Reported $0.24 EPS from continuing operations and achieved $0.61 of adjusted EPS

•	Delivered 7.5% year-on-year sales growth in Medical Technology segment including 7.8% organic improvement

•	Improved Fabrication Technology operating income and adjusted EBITA margins by over 300 basis points

•	Reaffirming 2020 adjusted EPS guidance of $2.10 to $2.20

ANNAPOLIS JUNCTION, MD - February 21, 2020 - Colfax Corporation (NYSE: CFX), a leading diversified technology company, today announced its financial results for the fourth quarter of 2019.

The Company reported net income from continuing operations of $33 million or $0.24 per share in the quarter, and $83 million of adjusted net income or $0.61 per share. For the full year, Colfax reported $0.10 of net income from continuing operations per share and $2.01 per share of adjusted earnings. Adjustments to reported earnings are included in the reconciliation schedules provided.

For the fourth quarter, Colfax reported net sales of $888 million, 54.5% higher than the previous year’s quarter due to the acquisition of DJO. On an organic basis, Colfax sales increased 1.7%. Medical Technology segment sales grew 7.5% or 7.8% organically versus the prior year period, including an approximate 2% benefit from additional selling days in the quarter. Growth in the Medical Technology segment was driven by continued momentum in Reconstructive and sequential growth in Prevention & Rehabilitation product lines. Fabrication Technology segment sales declined 3.5% on a reported basis and 1.5% organically.

The Company also reported fourth quarter adjusted EBITA of $134 million or 15.1% of sales. Fabrication Technology segment improved its adjusted EBITA margins 320 basis points over the prior year fourth quarter to 15.6%, as a result of continued cost reduction, productivity, and pricing efforts. The Medical Technology segment achieved adjusted EBITA margins of 19.2%, up 70 basis points sequentially from the third quarter on higher revenues.

“We finished a successful and transformative 2019 with another quarter of strong financial performance,” said Matt Trerotola, Colfax President and CEO. “Operating improvements and innovation in our Med Tech platform are returning the business to healthy growth levels. Strong execution in our Fab Tech platform drove global share gain and margin improvement in dynamic market conditions.”

“Our strong organic growth performance demonstrates one of the benefits of our transformed portfolio of businesses. We are now positioned with higher margins, better and less cyclical growth prospects, and improved cash flow potential. We are excited by the many operating and strategic opportunities available to us to create shareholder value.”

The Company announced that it is reaffirming its 2020 adjusted EPS outlook of $2.10 to $2.20.

Conference Call and Webcast

Colfax will host a conference call to provide details about its results today at 8:00 a.m. EST. The call will be open to the public by calling +1-877-303-7908 (U.S. callers) or +1-678-373-0875 (international callers) and referencing the conference ID number 5553506 or through webcast via Colfax’s website at www.Colfaxcorp.com under the “Investors” section. Access to a supplemental slide presentation can also be found at the Colfax website under the same heading. Both the audio of this call and the slide presentation will be archived on the website later today and will be available until the next quarterly call.

About Colfax Corporation

Colfax Corporation is a leading diversified technology company that provides orthopedic and fabrication technology products and services to customers around the world, principally under the DJO and ESAB brands. Colfax believes that its brands are among the most highly recognized in each of the markets that it serves. The Company uses its Colfax Business System (“CBS”), a comprehensive set of tools, processes and values, to create superior value for customers, shareholders and associates. Colfax’s common stock is traded on the NYSE under the ticker “CFX.”

Non-GAAP Financial Measures and Other Adjustments

Colfax has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). These non-GAAP financial measures are adjusted net income, adjusted net income per share, adjusted EBITA (earnings before interest, taxes and amortization), adjusted EBITA margin, organic sales growth, and free cash flow. Colfax also provides adjusted EBITA and adjusted EBITA margin on a segment basis.

•
Adjusted net income represents net income (loss) from continuing operations excluding restructuring and other related charges, pension settlement loss, debt extinguishment charges, acquisition-related amortization and other non-cash charges, strategic transaction costs, and loss on short-term investments related to the 2017 divestiture of the Fluid Handling business.

•
Adjusted EBITA represents net income (loss) from continuing operations excluding restructuring and other related charges, acquisition-related amortization and other non-cash charges, and strategic transaction costs, as well as provision (benefit) for income taxes, loss on short-term investments, interest expense, net and pension settlement loss. Colfax presents adjusted EBITA margin, which is subject to the same adjustments as adjusted EBITA. Further, Colfax presents adjusted EBITA (and adjusted EBITA margin) on a segment basis, where we exclude the impact of strategic transaction costs and acquisition-related amortization and other non-cash charges from segment operating income.

•	Adjusted EBITDA represents Adjusted EBITA plus depreciation and other amortization.

•	Core or organic sales growth (decline) excludes the impact of acquisitions and foreign exchange rate fluctuations.

•	Free cash flow represents operating cash flow less purchases of property, plant and equipment (“PP&E”) plus proceeds from sales of PP&E.

These non-GAAP financial measures assist Colfax management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of the Company. Colfax management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

In this document, Colfax presents forward-looking adjusted EPS guidance. Colfax does not provide such outlook on a GAAP basis because changes in the items that Colfax excludes from GAAP to calculate the adjusted EPS measures can be dependent on future events that are less capable of being controlled or reliably predicted by management and are not part of Colfax’s routine operating activities. Additionally, management does not forecast many of the excluded items for internal use and therefore cannot create or rely on outlook done on a GAAP basis.

CAUTIONARY NOTE CONCERNING FORWARD LOOKING STATEMENTS

This press release may contain forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax’s plans, objectives, expectations and intentions and other statements that are not historical or current fact. Forward-looking statements are based on Colfax’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax’s results to differ materially from current expectations include, but are not limited to, the factors detailed in Colfax’s reports filed with the U.S. Securities and Exchange Commission including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk Factors.” In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. Colfax disclaims any duty to update the information herein.

The term “Colfax” in reference to the activities described in this press release may mean one or more of Colfax’s global operating subsidiaries and/or their internal business divisions and does not necessarily indicate activities engaged in by Colfax Corporation.

Contact:

Mike Macek
Vice President Colfax Corporation
+1-302-252-9129
investorrelations@colfaxcorp.com

Colfax Corporation
Consolidated Statements of Operations
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended		Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018

Net sales	$888,373	$574,931	$3,327,458	$2,193,083
Cost of sales	492,530	393,336	1,926,402	1,463,707
Gross profit	395,843	181,595	1,401,056	729,376
Selling, general and administrative expense	285,861	145,393	1,132,149	548,763
Restructuring and other related charges	18,098	9,434	65,295	29,077
Operating income	91,884	26,768	203,612	151,536
Pension settlement loss (gain)	—	(39)	33,616	(39)
Interest expense, net	32,683	15,628	119,503	49,083
Loss on short-term investments	—	—	—	10,128
Income from continuing operations before income taxes	59,201	11,179	50,493	92,364
Income tax expense (benefit)	24,790	(25,432)	31,630	(29,508)
Net income from continuing operations	34,411	36,611	18,863	121,872
Income (loss) from discontinued operations, net of taxes	(49,744)	11,839	(536,009)	32,601
Net income (loss)	(15,333)	48,450	(517,146)	154,473
Less: income attributable to noncontrolling interest, net of taxes	1,530	2,556	10,500	14,277
Net income (loss) attributable to Colfax Corporation	$(16,863)	$45,894	(527,646)	140,196
Net income (loss) per share - basic
Continuing operations	$0.24	$0.32	$0.10	$1.01
Discontinued operations	$(0.36)	$0.07	$(3.99)	$0.16
Consolidated operations	$(0.12)	$0.39	$(3.89)	$1.17
Net income (loss) per share - diluted
Continuing operations	$0.24	$0.32	$0.10	$1.00
Discontinued operations	$(0.36)	$0.07	$(3.99)	$0.16
Consolidated operations	$(0.12)	$0.39	$(3.89)	$1.16

Colfax Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
Dollars in millions, except per share data
(Unaudited)

	Three Months Ended
	December 31, 2019	December 31, 2018
Adjusted Net Income and Adjusted Net Income Per Share
Net income from continuing operations attributable to Colfax Corporation (1)	$32.9	$37.7
Restructuring and other related charges - pretax (2)	23.0	9.4
Acquisition-related amortization and other non-cash charges - pretax (3)	14.5	12.0
Strategic transaction costs - pretax (4)	4.4	6.6
Tax adjustment (5)	8.6	(15.8)
Adjusted net income from continuing operations	$83.4	$49.8
Adjusted net income margin from continuing operations	9.4%	8.7%
Weighted-average shares outstanding - diluted (in millions)	137.6	117.9

Adjusted net income per share continuing operations	$0.61	$0.42

Net income per share - diluted from continuing operations (GAAP)	$0.24	$0.32
__________
(1) Net income from continuing operations attributable to Colfax Corporation for the respective periods is calculated using Net income from continuing operations less the continuing operations component of the income attributable to noncontrolling interest, net of taxes of $1.5 million for the three months ended December 31, 2019 and $(1.1) million for the three months ended December 31, 2018.
(2) Includes $4.9 million of expense classified as Cost of sales on the Company’s Consolidated Statements of Operations for the three months ended December 31, 2019.
(3) Includes amortization of acquired intangibles and fair value charges on acquired inventory.
(4) Includes costs incurred for the acquisition of DJO.
(5) The effective tax rates used to calculate adjusted net income and adjusted net income per share were 16.0% for the three months ended December 31, 2019 and (24.6)% for the three months ended December 31, 2018.

Colfax Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
Dollars in millions
(Unaudited)

	Three Months Ended
	December 31, 2019	December 31, 2018

Net income from continuing operations (GAAP)	$34.4	$36.6
Income tax expense (benefit)	24.8	(25.4)
Interest expense, net	32.7	15.6
Restructuring and other related charges(1)	23.0	9.4
Strategic transaction costs(2)	4.4	6.6
Acquisition-related amortization and other non-cash charges(3)	14.5	12.0
Adjusted EBITA (non-GAAP)	$133.8	$54.7
Net income margin from continuing operations (GAAP)	3.9%	6.4%
Adjusted EBITA margin (non-GAAP)	15.1%	9.5%
__________
(1) Restructuring and other related charges includes $4.9 million of expense classified as Cost of sales on the Company’s Consolidated Statements of Operations for the three months ended December 31, 2019.
(2) Includes costs incurred for the acquisition of DJO.
(3) Includes amortization of acquired intangibles and fair value charges on acquired inventory.

Colfax Corporation
Reconciliation of GAAP to non-GAAP Financial Measures
Change in Sales
Dollars in millions
(Unaudited)

	Net Sales
	Fabrication Technology		Medical Technology(1)		Total Colfax
	$	%	$	%	$	%

For the three months ended December 31, 2018	$574.9		$310.6		$885.5
Components of Change:
Existing businesses(2)	(8.9)	(1.5)%	24.1	7.8%	15.2	1.7%
Acquisitions(3)	0.1	—%	1.1	0.4%	1.2	0.1%
Foreign currency translation(4)	(11.4)	(2.0)%	(2.1)	(0.7)%	(13.5)	(1.5)%
	(20.2)	(3.5)%	23.1	7.5%	2.9	0.3%
For the three months ended December 31, 2019	$554.7		$333.7		$888.4

(1) Medical Technology prior year net sales and components of change are based on or derived from Management’s internal reports. On the Company’s 2019 Form 10-K, Medical Technology net sales since the acquisition have been included in the acquisitions line item of the change in sales reconciliation.
(2) Excludes the impact of foreign exchange rate fluctuations and acquisitions, thus providing a measure of growth due to factors such as price, product mix and volume.
(3) Represents the incremental sales from our acquisitions.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

Colfax Corporation
Consolidated Balance Sheets
Dollars in thousands, except share amounts
(Unaudited)

	December 31, 2019	December 31, 2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$109,632	$77,153
Trade receivables, less allowance for doubtful accounts of $32,634 and $26,844	561,865	386,588
Inventories, net	571,558	359,655
Other current assets	161,190	137,801
Current portion of assets held for sale	—	997,244
Total current assets	1,404,245	1,958,441
Property, plant and equipment, net	491,241	327,155
Goodwill	3,202,517	1,497,832
Intangible assets, net	1,719,019	628,300
Lease asset - right of use	173,320	—
Other assets	396,490	463,525
Assets held for sale, less current portion	—	1,740,705
Total assets	$7,386,832	$6,615,958

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$27,642	$5,020
Accounts payable	359,782	291,233
Accrued liabilities	469,890	290,844
Current portion of liabilities held for sale	—	612,248
Total current liabilities	857,314	1,199,345
Long-term debt, less current portion	2,284,184	1,192,408
Non-current lease liability	136,399	—
Other liabilities	619,307	651,864
Liabilities held for sale, less current portion	—	95,395
Total liabilities	3,897,204	3,139,012
Equity:
Common stock, $0.001 par value; 400,000,000 shares authorized; 118,059,082 and 117,275,217 issued and outstanding as of December 31, 2019 and 2018, respectively	118	117
Additional paid-in capital	3,445,597	3,057,982
Retained earnings	479,560	991,838
Accumulated other comprehensive loss	(483,845)	(780,177)
Total Colfax Corporation equity	3,441,430	3,269,760
Noncontrolling interest	48,198	207,186
Total equity	3,489,628	3,476,946
Total liabilities and equity	$7,386,832	$6,615,958

Colfax Corporation
Consolidated Statements of Cash Flows
Dollars in thousands (Unaudited)

	Year Ended December 31,
	2019	2018	2017
Cash flows from operating activities:
Net income (loss)	$(517,146)	$154,473	169,507
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Divestiture impairment loss	449,000	—	—
Impairment of goodwill, intangibles and property, plant and equipment	—	7,086	183,751
Depreciation, amortization and other impairment charges	236,026	141,877	132,203
Stock-based compensation expense	21,960	25,103	21,548
Non-cash interest expense	9,937	4,415	4,519
Loss on short-term investments	—	10,128	—
Deferred income tax expense (benefit)	(590)	(66,573)	12,066
Loss (gain) on sale of property, plant and equipment	61	(21,108)	(11,243)
(Gain) loss on sale of business	(14,233)	4,337	(308,388)
Pension settlement loss (gain)	77,390	(39)	46,933
Changes in operating assets and liabilities:
Trade receivables, net	49,924	(72,405)	(44,345)
Inventories, net	(44,887)	(47,156)	(34,023)
Accounts payable	(119,325)	70,085	10,266
Changes in other operating assets and liabilities	(17,169)	16,144	35,976
Net cash provided by operating activities	130,948	226,367	218,770
Cash flows from investing activities:
Purchases of property, plant and equipment	(125,402)	(69,646)	(68,765)
Proceeds from sale of property, plant and equipment	7,781	34,829	21,224
Acquisitions, net of cash received	(3,151,056)	(290,918)	(346,764)
Proceeds from sale of business, net	1,635,920	18,404	490,308
Sale of short-term investments, net	—	139,480	—
Other, net	—	—	(6,127)
Net cash (used in) provided by investing activities	(1,632,757)	(167,851)	89,876
Cash flows from financing activities:
Proceeds from borrowings on term credit facility	1,725,000	—	—
Payments under term credit facility	(1,387,500)	(131,250)	(65,628)
Proceeds from borrowings on revolving credit facilities and other	2,045,083	1,271,051	1,046,457
Repayments of borrowings on revolving credit facilities and other	(2,273,802)	(981,563)	(1,632,658)
Proceeds from borrowings on senior unsecured notes	1,000,000	—	374,450
Payment of debt issuance costs	(23,380)	—	—
Proceeds from prepaid stock purchase contracts	377,814	—	—
Proceeds from issuance of common stock, net	11,879	4,699	6,944
Payment for noncontrolling interest share repurchase	(93,505)	—	—
Payments for common stock repurchases	—	(200,000)	—
Other	(12,095)	(10,090)	(10,012)
Net cash provided by (used in) financing activities	1,369,494	(47,153)	(280,447)
Effect of foreign exchange rates on Cash and cash equivalents	(3,072)	(28,363)	12,090
(Decrease) increase in Cash and cash equivalents	(135,387)	(17,000)	40,289
Cash and cash equivalents, beginning of period	245,019	262,019	221,730
Cash and cash equivalents, end of period	$109,632	$245,019	$262,019
Supplemental Disclosure of Cash Flow Information:
Non-cash consideration received from sale of business	$—	$—	$206,415
Interest payments	$139,268	$50,389	$43,496
Income tax payments, net	$134,915	$97,452	$70,668